                           SCHEDULE 14A (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

      [ ] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [X] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule14a-12

REALNETWORKS, INC.
(Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

      [ ] Fee paid previously with preliminary materials.

        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement no.:

      (3)   Filing Party:

      (4)   Date Filed:

                                      LOGO

                                  REALNETWORKS
                         1111 THIRD AVENUE, SUITE 2900
                               SEATTLE, WA 98101
                            ------------------------

                         SUPPLEMENT TO PROXY STATEMENT
                            ------------------------

                                    GENERAL
ANNUAL MEETING

     This Supplement provides updated information with respect to the Annual Meeting of Shareholders (the "Annual Meeting") of RealNetworks, Inc. (the "Company"), a Washington corporation, to be held at 2:00 p.m. on Friday, May 21, 1999, or at any adjournment or postponement thereof, at the Hotel Monaco, 1101 Fourth Avenue, Seattle, Washington, for the purposes set forth in the Notice of Annual Meeting of Shareholders dated April 27, 1999.

     The Proxy Statement dated April 27, 1999 (the "Proxy Statement"), a proxy card and the Annual Report of the Company were mailed on or about April 27, 1999, to all shareholders entitled to vote at the Annual Meeting. This Supplement and the enclosed proxy card are being mailed on or about May 12, 1999 to all shareholders entitled to vote at the Annual Meeting.

     Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or at the Annual Meeting.

PURPOSE OF SUPPLEMENT

     The purpose of this Supplement is to add a nominee to the slate of directors proposed by the Company for election at the Annual Meeting. The new proposed slate of directors includes both nominees set forth in the Proxy Statement who currently serve as Class 2 directors with the addition of Edward Bleier who was recently appointed as a Class 1 director of the Company. The two Class 2 directors are to be elected at the Annual Meeting, to serve until the 2002 Annual Meeting of Shareholders or until their earlier retirement, resignation or removal. Mr. Bleier is to be elected at the Annual Meeting, to serve until the 2001 Annual Meeting of Shareholders or until his earlier retirement, resignation or removal.

REVOCABILITY OF PROXIES

     If you execute a proxy, you may revoke it by taking one of the following three actions: (a) by giving written notice of the revocation to the Secretary of the Company at its principal executive offices prior to May 21, 1999; (b) by executing a proxy with a later date and delivering it to the Secretary of the Company at its principal executive offices prior to May 21, 1999; or (c) by personally attending and voting at the Annual Meeting.

                   PROPOSAL 3 -- ELECTION OF CLASS 1 DIRECTOR

     At this Annual Meeting, two Class 2 directors and one Class 1 director are to be elected to serve until the 2002 Annual Meeting of Shareholders and the 2001 Annual Meeting of Shareholders, respectively, or until their earlier retirement, resignation or removal. The Class 2 director nominees are the Company's two nominees as set forth in the Proxy Statement under "Proposal
1 -- Election of Directors." The Class 1 director nominee is Edward Bleier who was appointed as a Class 1 director of the Company on April 27, 1999. As a result of Mr. Bleier's recent appointment, he is subject to election at this Annual Meeting. All of the nominees currently serve as directors of the Company and have been nominated by the Nominating Committee of the Board of Directors and recommended by the Board for election or re-election, as the case may be, at the Annual Meeting.

     Biographical and share ownership information with respect to all nominees, except for Mr. Bleier, and certain other information relating to the Company's Board of Directors and Executive Officers is set forth in the Proxy Statement under the caption "Proposal 1 -- Election of Directors."

     MR. BLEIER has been a director of the Company since April 1999. Since 1987, Mr. Bleier has been President of Domestic Pay-TV, Cable & Network Features for Warner Bros., a leading producer/distributor of movies, TV programming and animation. Mr. Bleier has held a variety of positions since joining Warner Bros. in 1969, including Executive Vice President of Warner Bros. Television. Mr. Bleier is the Chairman of the Steering Committee of the bi-annual Aspen Communications Institute conferences for the leaders of the television, film and cable industries, past President of the International Radio & Television Society and a member of the Council on Foreign Relations. Mr. Bleier holds a Bachelor of Sciences Degree from Syracuse University and served in the U.S. Army, specializing in psychological warfare and public information. Age 69.

     The information in the Proxy Statement under the caption "Voting Securities and Principal Holders" is supplemented by Mr. Bleier's share ownership information. As of March 22, 1999, the record date for the Annual Meeting, Mr. Bleier was the beneficial owner of 2,000 shares of the Company's Common Stock. In connection with Mr. Bleier's appointment as a Class 1 director of the Company, Mr. Bleier was granted options to purchase 30,000 shares of the Company's Common Stock, which have fully vested.

                               PROCEDURAL MATTERS

     WHETHER OR NOT YOU HAVE RETURNED THE PROXY CARD SOLICITED BY THE PROXY STATEMENT AND WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

     Returning the enclosed proxy card will revoke any proxy previously submitted and ensure your representation in connection with all items of business to be covered at the Annual Meeting, including Proposal 3 covered by this Supplement. Any proxy cards received by the Company in response to the original solicitation made pursuant to the Proxy Statement that are not revoked by a subsequently delivered and duly executed proxy will remain valid for the items of business stated therein.

                            YOUR VOTE IS IMPORTANT!

                                 OTHER BUSINESS

     The Board of Directors does not intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Proxy Statement and this Supplement. However, as to any other business which may properly come before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

PROXY


                               REALNETWORKS, INC.
            1111 THIRD AVENUE, SUITE 2900, SEATTLE, WASHINGTON 98101

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Robert Glaser and Kelly Jo MacArthur as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of RealNetworks, Inc. held of record by the undersigned at the close of business on March 22, 1999 at the Annual Meeting of Shareholders to be held on May 21, 1999, or any adjournment or postponement thereof.


                  (Continued and to be signed on reverse side)


--------------------------------------------------------------------------------

                            -FOLD AND DETACH HERE -


                                                                               Please mark /X/
                                                                                    your votes
                                                                                  as indicated

                                                   VOTE FOR ALL NOMINEES
                                                 (except as marked to the      WITHHOLD AUTHORITY
                                                      contrary below)       to vote for all nominees
                                                            [ ]                         [ ]

1.  ELECTION OF CLASS 2 DIRECTORS
    Nominees:  James Breyer
               Bruce Jacobsen
Vote for all nominees listed above, except as specified on the line below

--------------------------------------------------------------------------------

2.  PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG     FOR      AGAINST      ABSTAIN
    LLP as the Company's independent auditors      [ ]        [ ]           [ ]
    for the fiscal year ending December 31,
    1999.

3.  ELECTION OF CLASS 1 DIRECTOR                   FOR      AGAINST      ABSTAIN
    Nominee:   Edward Bleier                       [ ]        [ ]           [ ]

4.  In their discretion the Proxies are            FOR      AGAINST      ABSTAIN
    authorized to vote upon such other             [ ]        [ ]           [ ]
    business as may properly come before the meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s)____________________________________________ Date:____________, 1999
Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -




                                      -6-